SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                October 30, 2002

                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-31967                  06-1087672
State or Other Jurisdiction            (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


One Canterbury Green
Stamford, Connecticut                                               06901
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (203) 353-5500

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. - Other Events

      On October 30, 2002, Trenwick Group Ltd. issued a press release announcing that it would cease underwriting its U.S. specialty program insurance business effective immediately. A copy of the press release is filed herewith as Exhibit
99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release of Trenwick Group Ltd. issued October 30, 2002.


                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By:   /s/ Stephen H. Binet
                                               ---------------------------------
                                                 Stephen H. Binet
                                                 President and
                                                 Chief Executive Officer


Dated: October 31, 2002


                                       2

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                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit

99.1    Press release of Trenwick Group Ltd. issued October 30, 2002.